                LAUREL CAPITAL CORPORATION
                     FINANCE LEASE

                                       3810 McKnight East Drive
                                       Pittsburgh, PA 15237
                                       [412] 366-6440
                                       Finance Lease No. 2205

This Lease, made this 9th day of December 1996 by and between LAUREL CAPITAL CORPORATION ("Lessor") and SMT HEALTH SERVICES INC.("Lessee").

1. LEASE AGREEMENT. Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, all the machinery, equipment and other personal property (individually "Item of Equipment" and collectively"Equipment") described in Equipment Lease Schedules which are or may from time to time hereafter be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules") upon the terms and conditions set forth in this Lease, as supplemented, as regards each Item of Equipment, by the terms and conditions set forth in the Schedule identifying that Item of Equipment. Whenever reference is made herein to "this Lease", it shall be deemed to include each of the several Schedules and the Insurance Schedule(s)referred to herein all of which constitute one undivided lease of the Equipment.

2.  TERM.

  (a) The obligations under this Lease commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance of each and every term, condition and covenant set forth in this Lease and any extensions hereof. The rental term for Equipment listed in each Schedule shall commence on the date indicated on such Schedule and shall terminate on the last day of the term stated in such Schedule.

  (b) In the event Lessor shall make payments on the Equipment prior to the commencement date of the rental term as indicated on the Schedule, Lessee shall pay interim rental payments from the date of such payments by Lessor to the commencement date of the rental term. The interim rental payments shall be based on the daily equivalent of two (2.00%) percent over the prime interest rate (fully floating) as announced from time to time by PNC Bank, National Association. Interim rental payments are due monthly.

  3. RENT. The rent, including interim rental payments, for the Items of Equipment described in each Schedule shall be the amount stated in such Schedule. Rent is an absolute obligation of Lessee due upon the inception of each rental or interim rental term and payable as specified in each particular
Schedule irrespective of any claims, demands, set-offs, actions, suits or proceedings that Lessee may have or assert against Lessor or any supplier of Equipment. Rent and interim rent shall be payable to Lessor at its office, 3810 McKnight East Drive, Pittsburgh, Pennsylvania 15237, or at such other place as Lessor or its assigns may designate in writing to Lessee from time to time.

4. DELINQUENT RENT PENALTY. If Lessee shall fail to pay any rent, interim rent installment or other amount due hereunder within ten (10)days after the due date and until all sums due hereunder have been declared due and payable in accordance with Paragraph 24, Lessee shall pay to Lessor a late charge of five (5%) percent of such amount due for each month or part thereof for which said rent or other sums shall be delinquent. After all sums are declared due and payable in accordance with Paragraph 24, Lessee shall pay interest at the rate of fifteen (15%) percent per annum or the maximum contract rate permitted by law, whichever is less, on such accelerated sums from the date of acceleration until paid, and whether or not judgment hereon has been entered.

5. DELIVERY AND INSTALLATION. Lessee will select the type, quantity and supplier of each Item of Equipment and in reliance thereon such Equipment will then be ordered by Lessor from such supplier or Lessor may at its option elect to accept an assignment of any existing purchase order. Lessor shall not be liable for loss or damage occasioned by any cause, circumstance or event of
whatsoever   nature, including, but not limited to, failure of or delay in delivery, delivery to wrong location, delivery of improper equipment or property other than the Equipment, damage to the Equipment, governmental regulations, strikes, embargoes or other causes, circumstances or events whether of a like or unlike nature. Lessee, at its expense, will pay all transportation, packing, installation, testing and other charges in connection with the delivery, installation and use of each Item of Equipment. In the event that the cost of any Item of Equipment differs from the price set forth in the purchase order therefor, the monthly rental shall be changed accordingly to fully reflect any such difference. In the event that Lessee fails or refuses to accept delivery of the Equipment within ninety (90) days following the execution of the Lease (unless such period is extended by an agreement between Lessor and Lessee in writing), Lessor may terminate the Lease and Lessee will remit to the Lessor an amount equal to the down payment and installments previously paid by the Lessor to the vendor or supplier of the Equipment, together with interest accrued thereon at the highest contractual rate enforceable against Lessee under applicable law but never at a rate higher than fifteen (15%) percent per annum. Lessor shall assign to Lessee without recourse all of Lessor's interest in and to the Equipment under the vendor purchase agreements.

6. WARRANTY OF LESSEE'S QUIET POSSESSION. Lessor warrants and covenants that so long as Lessee faithfully performs this Lease, Lessee, subject to the disclaimer of warranties set forth immediately below, shall be entitled to quietly possess and use the Equipment without interference.

7. DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTIES SET FORTH ABOVE, LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT. THIS DISCLAIMER OF WARRANTIES INCLUDES BUT IS NOT LIMITED TO ANY WARRANTY REGARDING: THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT; THE QUALITY OR CAPACITY OF THE EQUIPMENT; THE WORKMANSHIP OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; OR LATENT DEFECTS; it being agreed that all such risks, as between Lessor and Lessee, are to be borne by the Lessee. Lessor is not responsible or liable for any direct, indirect, incidental or consequential damage to, or loss resulting from, the installation, operation or use of any Item of Equipment or any product manufactured thereby.

  8. NATURE OF EQUIPMENT. Not withstanding anything to the contrary contained in this Agreement, including the characterization of this Agreement as a lease, the parties hereto acknowledge and agree that, legal title to each Item of Equipment leased hereunder shall be with the Lessee. Each Item of Equipment shall remain personal property, notwithstanding the manner in which it may be affixed to any real property. Lessee will otherwise take all action required to keep the Equipment free and clear of all levies, liens and encumbrances which result from any act or omission of the Lessee. Lessor assumes no liability and makes no representation as to the treatment by Lessee of this Lease, the Equipment, or to the rental payments for financial statement or tax purposes.

9. LOCATION OF EQUIPMENT. Each Item of Equipment shall be placed into service at the location specified in Exhibit B, Location of Equipment attached to the Schedule. Lessee shall promptly provide written notice to Lessor of any and all location changes.

10. LESSOR'S RIGHT OF INSPECTION. Lessor and its agents shall have the right during business hours to enter upon the premises where any Item of Equipment is located (to the extent Lessee can permit) for the purpose of inspection.

11. USE OF EQUIPMENT. Lessee must use the Equipment in a careful and proper manner in conformity with (i) all statutes and regulations of each governmental authority having jurisdiction over the Lessee and/or the Equipment and its use, and (ii) all policies of insurance relating to the Equipment and/or its use. In addition, Lessee shall not (i)use any Item of Equipment in any manner that would impair the applicability of manufacturer's warranties or render any Item of Equipment unfit for its originally intended use; nor (ii) permit anyone other than authorized and competent personnel to operate any Item of Equipment.

12. ALTERATIONS. Without the prior written consent of Lessor, which consent shall not be unreasonably withheld, Lessee shall not make any alterations, modifications or attachments to the Equipment. All alterations, modifications and attachments of whatsoever kind or nature made to any Item of Equipment must be removed without damaging the functional capabilities or economic value of the affected Item of Equipment upon the termination of the Lease. Under no circumstances shall any such alteration, modification or attachment be encumbered by Lessee.

13. MAINTENANCE AND REPAIRS. Lessee shall at its own expense and without authority to bind Lessor maintain each Item of Equipment in good mechanical condition and running order, normal wear and tear excepted. Immediately upon installation, Lessee shall provide to Lessor a perfected first lien security interest in any and all replacement parts.

14.  RISK OF LOSS, DAMAGE AND THEFT.

  (a) All risk of loss, damage, theft or destruction, partial or complete, to any Item of Equipment incurred or occasioned by any cause, circumstance or event of whatever nature will be borne by Lessee from and after delivery of each Item of Equipment to a carrier FOB point of origin. Lessee shall promptly notify Lessor of any theft of or loss or damage to the Equipment.

  (b) Neither total nor partial loss of use or possession of any Item of Equipment shall abate the rent.

  (c) An Item of Equipment shall be deemed subjected to total loss when (i) it has disappeared regardless of the reason for disappearance or (ii) when it has sustained physical damage and the estimated cost of repair exceeds 75% of the fair market value (as determined by an independent appraiser chosen by Lessor) on the date of damage. Lessee's duty to pay rent for any Item of Equipment subjected to total loss shall be discharged by paying to Lessor the sum of the then unpaid principal plus accrued interest plus the purchase option at the price specified on the Schedule plus any applicable prepayment penalty plus all costs associated with releasing the Lessor's security interest plus any other sums then due and payable under the Lease. The amount of applicable insurance proceeds, if any, actually received by Lessor shall be subtracted from the amount for which Lessee is liable under this Paragraph 14.

  (d) Lessee shall cause any Equipment subjected to partial loss to be restored to original capability. Lessor shall, upon receiving satisfactory evidence of restoration, promptly pay to Lessee the proceeds of any insurance or compensation received by Lessor, by reason of such partial loss, provided however, that Lessor shall release such proceeds, to the extent such proceeds have been received by Lessor, in advance of restoration to the extent necessary to purchase materials or make progress payments upon the submission of appropriated work orders, invoices, estimates, or other satisfactory documentation.

  (e) Lessor shall not be obligated to undertake the collection of any claim against any person for either total or partial loss of any Item of Equipment. After Lessee discharges its obligations to Lessor under either 14(c) or 14(d) above, Lessee may, for Lessee's own account, proceed to recover from third parties and shall be entitled to retain any amount recovered. Lessor shall supply Lessee with any necessary assignment of claim.

15.  INDEMNIFICATION.

(a)  Non-tax Liability.  Lessee assumes liability for, and hereby agrees to
     ------------------
indemnify, protect and hold harmless, Lessor, its agents, servants, employees, officers, successors and assigns from and against, any and all liabilities, obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, including reasonable attorney's fees, of whatsoever kind and nature, arising out of (i) the manufacture, installation, use, condition(including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal or return of any Item of Equipment, regardless of where, how and by whom operated, or (ii) any failure on the part of Lessee to perform or comply with any covenantor condition of this lease.

  (b)  Direct Tax Costs.  In addition to all other rents payable hereunder, the
       -----------------
Lessee agrees to indemnify, protect and hold harmless Lessor, its agents, servants, employees, officers, successors and assigns from and against any and all taxes, license fees, assessments and other governmental charges, fees, fines or penalties of whatsoever kind or character and by whomsoever payable, which are levied, assessed, imposed or incurred during the lease term, (i) on or relating to each Item of Equipment, including any tax on the sale, ownership, use, leasing, shipment, transportation, delivery or operation thereof, (ii) on the exercise of any option, election or performance of an obligation by the Lessee hereunder, (iii) of the kind generally referred to in items (i) and (ii) above which may remain unpaid as of the date of delivery of any Item of Equipment to the Lessee irrespective of when the same may have been levied, assessed, imposed or incurred, and (iv) by reason of all gross receipts, business and occupation, and like taxes on or measured by rents payable hereunder levied by any state or local taxing authority having jurisdiction where any Item of Equipment is located. The Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to each Item of Equipment. Any statements for such taxes received by the Lessor shall be promptly forwarded to the Lessee. This subparagraph shall not be deemed to obligate the Lessee to pay (i) any taxes, fees, assessments and charges which may have been included in the Lessor's cost of each Item of Equipment as set forth in Schedule(s) hereto, or (ii) any income or like taxes against the Lessor on or measured by the net income from the rents payable hereunder. The Lessee shall not be obligated to pay any amount under this subparagraph so long as it shall, at its expense and in good faith and by appropriate proceedings, contest the validity or the amount thereof unless such contest would adversely affect the title of the Lessee, or any security interest of Lessor, to an Item of Equipment or would subject any Item of Equipment to forfeiture or sale. The Lessee agrees to indemnify the Lessor against any loss, claim, demand and expense including legal expense resulting from such nonpayment or contest.

  (c)  Indemnity Payment.  The amount payable pursuant to subparagraphs 15(a)
       ------------------
and 15(b) shall be
payable upon demand of the Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense or tax and setting forth the computation of the amount so payable.

  (d)  Survival.  The indemnities and assumptions of liabilities and obligations
       ---------
provided for in this Paragraph 15 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

16. LESSEE'S ASSIGNMENT. Without the prior written consent of the Lessor, Lessee shall not bail, hypothecate, transfer or dispose of any Item of Equipment or any interest in this Lease nor impair the Lessor's title to the Equipment. Lessee shall not assign this Lease, nor shall this Lease or any rights under this Lease or in any Item of Equipment inure to the benefit of any trustee in bankruptcy, receiver, creditor, or other successor of Lessee whether by operation of law or otherwise, without prior written consent of the Lessor.

17. LESSOR'S ASSIGNMENT. All rights of Lessor hereunder and in any Item of Equipment may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by Lessor under the terms of this Lease. Such assignee shall have all rights, powers and remedies given to Lessor by this Lease, and upon notice to Lessee, shall be named as loss payee or co-insured under all policies of insurance maintained pursuant to Paragraph 18 hereof. If Lessor assigns this Lease or the monies due or to become due hereunder or any other interest herein, Lessee agrees not to assert against Lessor's assignee any defense, set-off, recoupment, claim or counterclaim which Lessee may have against Lessor, whether arising under this Lease or any other transaction between Lessor and Lessee. Subject to Paragraph 16 hereof and this Paragraph 17, this Lease inures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

18. INSURANCE. Lessee will at its own expense insure each Item of Equipment in compliance with the terms and conditions of the Insurance Schedule(s) attached hereto or incorporated herein by reference inform satisfactory to Lessor with insurance carriers approved by Lessor and in an amount not less than one hundred five (105%) percent of the unpaid principal balance due hereunder. The proceeds of any insurance policy due by reason of theft or loss of or damage to any Item of Equipment shall be applied as provided in Paragraph 14 hereof. In addition to the compliance with the terms and conditions of the Insurance Schedule(s) and the other terms and conditions of this Paragraph 18, the Lessee shall comply with the following conditions:

  (a) Lessee, prior to the inception of any rental term, shall deliver to Lessor all required policies of insurance or in the alternative certificates of insurance (in triplicate);

  (b) Lessee shall cause each insurer to agree by endorsement on the policies or certificates of insurance or by an independent instrument furnished Lessor that each such insurer will give at least thirty (30) days written notice to Lessor before any such policy or policies of insurance will be altered or cancelled for any reason, including without limitation, failure of the Lessee to pay premiums;

  (c) All coverage required by the Insurance Schedule(s) must be in effect when Lessor takes delivery or causes delivery to be made FOB point of origin;

  (d) All insurance policies must indicate that the Lessor is an additional insured for all aspects of liability insurance coverage and is loss payee for all aspects of insurance coverage relating to the theft or loss of or damage to Equipment and the proceeds of any public liability or property damage insurance shall be applied first to the extent of the Lessor's liability;

  (e) Lessee will furnish renewal policies or renewal certificates of insurance (in triplicate) listing Lessor as an additional insured and/or loss payee, as required by this Lease, no later than thirty(30) days prior to the expiration of any insurance coverage required hereby.

19. ADDITIONAL DOCUMENTS. If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents, including without limitation, UCC Financing and Continuation Statements, as Lessor shall deem necessary or desirable for purposes of continuing this Lease or recording or filing to protect the interest of Lessor in each Item of Equipment. Any such filing or recording shall not be deemed evidence of any intent to create a security interest.

20. FURNISHING FINANCIAL INFORMATION. During the term of this Lease and any extensions or renewals hereof, Lessee will furnish to Lessor:

  (a) Within forty five (45) days after the end of each of the first three quarterly periods of Lessee's fiscal year, a balance sheet and statement of income of Lessee as at the close of such quarterly period from the beginning of the fiscal year to the date of such statement, prepared in accordance with generally accepted accounting principles, consistently applied, and in such reasonable detail as Lessor may request, certified as true, complete and correct by an authorized officer of the Lessee.

  (b) As soon as practicable, but in any event within ninety (90)days after the end of each fiscal year, a copy of its annual audit prepared by a certified public accountant selected by Lessee and satisfactory to Lessor.

  (c) In a timely manner such financial statements, reports and other information as the Lessee shall send from time to time to its stockholders and/or file with the Securities and Exchange Commission and/or other materials which Lessor shall reasonably request.

21. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. If Lessee fails to promptly perform any of its obligations under this Lease, Lessor may perform the same for the account of Lessee without waiving Lessee's failure as a default. All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) together with interest thereon at the highest contractual rate enforceable against Lessee, but never at a higher rate than 15% per annum simple, shall be payable by the Lessee upon demand as additional rent.

22. PURCHASE OPTION. Provided Lessee is not in default hereunder, Lessee may purchase all, but not less than all, of the Items of Equipment listed on each individual Schedule at the price specified in such Schedule at the end of the rental term. The purchase of the Items of Equipment shall occur AS IS, WHERE IS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER except that Lessor shall deliver title to the Items of Equipment free of any lien or encumbrance created by any act of the Lessor. In the event the Lessee fails to exercise its purchase option, Lessee will return those Items of Equipment not purchased, freight and insurance prepaid, to Lessor(or Lessor's nominee) at a location designated by Lessor. If Lessee fails to exercise its purchase option and fails to return any Item of Equipment, then at Lessor's option this Lease may be extended on a month-to-month basis, with rent payable on the first of each month, at the rate applicable during the lease term just ended.

23. EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an Event of Default hereunder and entitle the Lessor, at its option, to avail itself of the remedies more fully set forth in Paragraph 24 hereof:

  (a) Non-payment by Lessee of any rent or other amount provided for in this Lease when the same becomes due whether by acceleration or otherwise;

  (b) Failure of the Lessee to perform any of the non-monetary obligations, terms or conditions of this Lease within thirty (30) of receipt of written notification thereof from Lessor;

  (c) The Lessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or the taking possession by any official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of its creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

  (d) If an involuntary case or other proceeding should be commenced against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days;

  (e) The occurrence of any event described in this Paragraph 23(c) through (d) hereof with respect to any guarantor or any other party liable for payment or performance of this Lease;

  (f) Any certificate, statement, representation, warranty or financial statement heretofore or hereafter furnished pursuant to or in connection with this Lease by or on behalf of Lessee or any guarantor or other party liable for payment or performance of this Lease is false in any material respect at the time as of which the facts therein set forth were stated or certified, or omits any substantial contingent or unliquidated liability or claim against Lessee or any such guarantor or other party, or, upon the date of execution of this document or any Schedule, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation or warranty, which shall not have been disclosed in writing to Lessor at or prior to the time of the execution of this document or such Schedule.

24. REMEDIES. Upon the happening of any Event of Default hereunder, the rights and duties of the parties shall be as set forth in this Paragraph 24.

  (a) Upon Lessor's demand, the Equipment shall be promptly delivered to Lessor, at that place or those places designated by Lessor. If Lessee does not so deliver the Equipment, Lessee shall make the Equipment available for retaking and authorizes Lessor, its employees and agents to enter the premises of the Lessee and any other premises (insofar as Lessee can permit) for the purpose of retaking. In the event of retaking, Lessee expressly waives all rights to possession and all claims for injuries suffered through or loss caused by retaking. Any repossession accomplished under this Paragraph 24(a)shall not release Lessee from liability for damages of Lessor sustained by reason of Lessee's default hereunder.

  (b) Lessor may revoke Lessee's privilege of paying rent in installments and, upon Lessor's demand, the Lessee shall promptly pay to Lessor the portion of the rent then remaining unpaid plus all other sums due and unpaid.

  (c) Lessor may sell or release the Equipment or any part thereof, at public auction or by private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee and, if notice thereof is required by law, any notice in writing of such sale or lease by Lessor to Lessee not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee. All proceeds of the sale or releasing, or both (less (i) all expenses incurred in retaking the Equipment, making necessary repairs to the Equipment and enforcing this Lease, (ii) all damages that Lessor shall have sustained by reason of Lessee's default, and
(iii) reasonable attorney's fees)shall be credited against Lessee's liability hereunder as and when received by Lessor. Sums in excess of Lessee's liability shall belong to Lessee. The Lessee shall be liable for any deficiency.

  (d) The provisions of this Paragraph 24 shall not prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default, or bar an action for a deficiency as herein provided, and the bringing of an action with an entry of judgment against Lessee shall not bar the Lessor's right to repossess any or all Items of Equipment.

  (e) Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided bylaw, and may be exercised concurrently or consecutively. LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE HEREBY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY THE LESSOR OR THE LESSEE IN CONNECTION WITH THIS LEASE.

25. GOVERNING LAW AND CONSENT OF JURISDICTION. This Lease has been executed and delivered in the Commonwealth of Pennsylvania. The laws and decisions of said Commonwealth will govern and control the construction, enforceability, validity and interpretation of this Lease, and of all agreements, instruments and documents, heretofore, now or hereafter executed by Lessee and delivered to Lessor pertaining or relating to this Lease or the transactions contemplated herein. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in the Court of Common Pleas of Allegheny County, Pennsylvania, or in the United States District Court for the Western District of Pennsylvania and Lessee agrees that, in addition to any other manner of service prescribed bylaw or rule of court, a summons and complaint commencing an action or proceeding in either such Court shall be properly served upon Lessee and shall confer personal jurisdiction if served personally or by United States registered mail, return receipt requested, to the Lessee at the address indicated below.

26. JUDGMENT BY CONFESSION. LESSEE HEREBY EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR LESSEE AND, WITH OR WITHOUT ONE OR MORE DECLARATIONS FILED, ENTER A JUDGMENT OR JUDGMENTS AGAINST LESSEE IN FAVOR OF LESSOR, AS OF ANY TERM, FOR THE SUM THEN DUE AND PAYABLE UNDER THIS LEASE, WITH COSTS OF SUIT AND ATTORNEY'S COMMISSION OF 15%FOR COLLECTION; WITH RELEASE OF ALL ERRORS AND WITHOUT STAY OF EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY IS HEREBY WAIVED AND CONDEMNATION AGREED TO, AND THE EXEMPTION OF ALL PROPERTY FROM LEVY AND SALE ON ANY EXECUTION HEREON IS ALSO HEREBY EXPRESSLY WAIVED AND NO BENEFIT OF EXEMPTION SHALL BE CLAIMED UNDER OR BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

27. CONFLICT OF PROVISIONS. In the event of any conflict of provisions between any Schedule and any other document, the provisions of the Schedule shall control.


28. AMENDMENTS AND WAIVERS. This document, the Schedule(s) and Insurance Schedule(s) executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. No term or provision of this Lease may be changed, waived, amended or terminated except by a written agreement signed by both Lessor and Lessee, except that Lessor may insert on the appropriate Schedule the serial number of any Item of Equipment after delivery thereof. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default whether similar in kind or otherwise.

29. NOTICES. Except as otherwise provided in Paragraph 28 above, service of all notices under this Lease shall be sufficient if given personally or mailed
to the party involved at its respective   address set forth in the most recent
Schedule relating hereto, or at such address as such party may otherwise provide in writing from time to time. Any such notice mailed to such address shall be effective three(3) business days from the date of deposit in the United States mail, duly addressed with first class postage prepaid.

30. GENDER; NUMBER. Whenever the context of this Lease requires, the neuter gender includes the masculine and the feminine, and the singular number includes the plural. Whenever the word Lessor is used herein, it shall include all assignees of Lessor. If there is more than one Lessee named in this Lease, the liability of each shall be joint and several.

31. TITLES. The titles to the paragraphs of this Lease are solely for the convenience of the parties, and are not an aid in the interpretation of the instrument.

32. SEVERABILITY OF PROVISIONS. If any provision of this Lease is held invalid or unenforceable, the remaining provisions will not be affected thereby, and to this end the provisions of this Lease are declared severable.

33. LESSEE RIGHT TO SUBLEASE. Lessor acknowledges and agrees that Lessee will sublease the Equipment to SMT Mobile V Corp., or to any other wholly owned subsidiary of Lessee upon prior written notice to Lessor, for the purpose of providing magnetic resonance imaging services under certain Magnetic Resonance Imaging Service Agreements. Lessee shall execute and assign to Lessor such documents between Lessee and Sublessee as Lessor may reasonably request to protect Lessor's rights under this Lease. Lessee acknowledges and agrees that in no event shall any such sublease relieve Lessee from its obligations under this Lease.

34. ADDITIONAL SECURITY. Lessee covenants and agrees that on or before the commencement date of the rental term for the Equipment as designated in the Schedule, Lessee will provide or cause to be provided to Lessor, in form and substance satisfactory to Lessor an assignment of any and all Magnetic Resonance Imaging Service Agreements, or similar agreements, now existing or hereinafter acquired, to be serviced by the Equipment leased hereunder, and a first security interest in any and all payments due thereunder. Lessee will promptly provide written notice to Lessor of any additions, deletions, amendments, or substitutions to any such agreements. Lessee also covenants and agrees to provide, or cause to be provided to Lessor, upon Lessor's request, a Letter of Credit inform and substance satisfactory to Lessor. WITNESS the due execution hereof with the intent to be legally bound.

ATTEST/WITNESS:                        LESSEE: SMT HEALTH SERVICES INC.
                                       ADDRESS: 10521 Perry Highway
                                       Wexford, PA 15090

By                                     By   /s/ David A. Zynn
   -----------------------               ---------------------------------
Title                                  Title    CFO / Treasurer
     ---------------------                  ------------------------------

                                       Accepted at Pittsburgh, Pennsylvania by:
                                       LAUREL CAPITAL CORPORATION

                                       By  /s/ Bill Zopf
                                         ---------------------------------
                                       Title
                                            ------------------------------

                     LAUREL CAPITAL CORPORATION
                     3810 McKnight East Drive
                     Pittsburgh, PA 15237

GUARANTY

December 9, 1996

Dear Sirs:

For value received, Undersigned jointly and severally unconditionally guarantee to you and become surety to you for the full and prompt performance by SMT Health Services Inc.; 10521 Perry Highway; Wexford, PA 15090; herein called "Obligor", of all obligations which Obligor presently or hereafter may have to you, and payment when due of all sums presently or hereafter owing by Obligor to you, and agree to indemnify you against any losses you may sustain and expenses you may incur in the enforcement of this agreement.

For the purposes of this guaranty and indemnity, all sums owing to you by Obligor shall be deemed to have become immediately due and payable if (a) Obligor defaults in any of its obligations to you;(b) a petition under any provisions of the Bankruptcy Code, as amended, or for the appointment of a receiver of any part of the property of Obligor be filed against Obligor, and be not dismissed within thirty days; (c) such a petition is filed by Obligor;
(d)Obligor make a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure, or (e) an attachment be levied or tax lien be filed against any of Obligor's property.

This shall be a continuing guaranty and indemnity and, irrespective of the lack of any notice to or consent of the Undersigned, their obligations hereunder
shall not be impaired in any manner whatsoever by any     (a) new agreements or
obligations of Obligor with you; amendments, extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to you, or extensions of credit by you to
Obligor; (b) adjustments, compromises or releases of any     obligations of
Obligor, Undersigned or other parties, or exchanges, releases or sales of any security of Obligor, Undersigned or other parties; (c) fictitiousness, incorrectness, invalidity or unenforce-ability, for any reason, of any instrument or writing, or acts of commission or omission by you or Obligor; (d) compositions, extensions, moratoria or other relief granted to Obligor pursuant to any statute presently in force or hereafter enacted, or (e) interruptions in
the business relations between you and Obligor.          Notice of your
acceptance hereof, of default and non-payment by Obligor or any other parties, of presentment, protest and demand, and of all other matters of which Undersigned otherwise might be entitled, is waived.

The obligations hereunder of Undersigned are both joint and several, and shall be binding upon their respective heirs and personal representatives. The failure of any person to sign this guaranty and indemnity shall not affect the liability hereunder of any signer thereof. The death or release from liability hereunder of any of Undersigned shall not relieve the others from liability hereunder. Each of Undersigned may terminate his obligations hereunder as to then future transactions between you and Obligor by registered mail notice to you at your above-stated address, provided, however, that such termination shall not affect either his liability hereunder with respect to any obligations of Obligor to you incurred prior to your receipt of such notice, or the continuing liability of such of the others of Undersigned as have not given such notice.

This guaranty and indemnity is assignable, shall be construed liberally in your favor and shall inure to the benefit of your successors and assigns. If Obligor should default in the performance of any of Obligor's obligations to you, and if any third party makes any payment to you with respect thereto, such third party shall, to the extent thereof, be subrogated to all of your rights against Undersigned hereunder. Legal rights and obligations hereunder shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

UNDERSIGNED HEREBY EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR THEM AND, WITH OR WITHOUT ONE OR MORE DECLARATIONS FILED, ENTER A JUDGMENT OR JUDGMENTS AGAINST THEM OR ANY OF THEM IN FAVOR OF YOU, AS OF ANY TERM, FOR THE SUM THEN DUE AND PAYABLE UNDER THIS AGREEMENT OF GUARANTY, WITH COSTS OF SUIT AND ATTORNEY'S COMMISSION OF 15% FOR COLLECTION; WITH RELEASE OF ALL ERRORS AND WITHOUT STAY OF EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY IS HEREBY WAIVED AND CONDEMNATION AGREED TO, AND THE EXEMPTION OF ALL PROPERTY FROM LEVY AND SALE ON ANY EXECUTION HEREON IS ALSO HEREBY EXPRESSLY WAIVED AND NO BENEFIT OF EXEMPTION SHALL BE CLAIMED UNDER OR BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

This Guaranty has been executed and delivered in the Commonwealth of Pennsylvania. The laws and decisions of said Commonwealth will govern and control the construction, enforceability, validity and interpretation of this Guaranty, and of all agreements, instruments and documents, heretofore, now or hereafter executed by Undersigned and delivered to Lessor pertaining or relating to this Guaranty or the transactions contemplated herein. The parties agree that any action or proceeding arising out of or relating to this Guaranty may be commenced in the Court of Common Pleas of Allegheny County, Pennsylvania, or in the United States District Court for the Western District of Pennsylvania and Undersigned agrees that, in addition to any other manner of service prescribed by law or rule of court, a summons and complaint commencing an action or proceeding in either such Court shall be properly served upon Undersigned and shall confer personal jurisdiction if served personally or by United States registered mail, return receipt requested, to the Undersigned at the address indicated below.

                  Very truly yours,

                                       CORPORATE GUARANTORS:
                                       SMT MOBILE V CORP.

Attest:

By                               By        David A. Zynn - VP/Treas
   -------------------------        ---------------------------------------

      Title                              Title

                                       Address:  10521 Perry Highway
                                               ----------------------------
                                                 Wexford PA 15090
                                               ----------------------------

(Corporate Seal)

CONDITIONAL ASSIGNMENT AND SECURITY AGREEMENT
---------------------------------------------


  This Conditional Assignment and Security Agreement ("Agreement") dated December 9 , 1996 is entered into between SMT Health Services Inc. ("Assignor"/"Lessee"/"Sublessor"), SMT Mobile V Corp. ("Sublessee") and Laurel Capital Corporation ("Assignee/Lessor").

 This Agreement is entered into with reference to the following mutually agreed to facts:

  1. WHEREAS, Assignor and Assignee have entered into that certain Master Equipment Lease ("Lease") dated December 9 , 1996 providing for the lease of the personal property described in the Lease ("Equipment");

  2. WHEREAS, Assignor desires to sublease the Equipment pursuant to the terms of a sublease dated December 9 , 1996 entered into between Assignor and Sublessee ("Sublease").

  NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the above parties, hereby agree to the following terms and conditions:

  1.  Consent to Sublease.  Assignee hereby consents to Assignor's Sublease of
      --------------------
the Equipment to Sublessee under the terms and conditions as provided herein.

  2.  Conditional Assignment.  Assignor hereby conditionally assigns and grants
      -----------------------
to Assignee a security interest in and all of its rights flowing from and under the Lease and Sublease including without limitation the Equipment; provided,
                                                                   --------
however, Assignee does not hereby assume duties, liabilities or obligations of
-------
Assignor under the Sublease.

  3.  Conditional Nature of Assignment.  Assignee hereby acknowledges and agrees
      ---------------------------------
that so long as there exists no default of any of the terms of the Lease and/or Sublease, Assignor shall have the right to enjoy all of the rights, benefits and privileges arising under the Sublease.

  4.  Default.  Upon or at any time after the occurrence of a breach under any
      --------
of the terms, provisions or conditions as defined in the Lease and/or Sublease, Assignee may, at its election, exercise any and all rights under the Lease and/or Sublease, in addition to all of its rights under the Lease and/or Sublease, in addition to all of its rights and remedies as a Secured party under the Uniform Commercial Code.

  5.  Term.  This Agreement shall remain in full force and effect so long as any
      -----
of the obligations, liabilities and debtness of Assignor to Assignee, whether arising under the Lease or otherwise, remain outstanding.

  6.  Assignment.  Assignee shall have the right to assign all of its rights
      -----------
under this Agreement. Assignor and Sublessee shall not have any right to assign this Agreement without the prior written consent of Assignee.

  7.  Amendment of Sublease.  The Sublease shall not be changed, altered or
      -----------------------
modified in any manner, except by the prior written consent of Assignee.

  8.  Subordination.  Sublessee acknowledges that the Sublease is in all
      --------------
respects subject and subordinate to the Lease, including without limitation, the rights of Assignee to repossess the equipment and void the Sublease in the event of a default by Assignor under the Lease.

  9.  Amendment.  This Agreement shall not be released, discharged, changed or
      -----------
modified in any manner, except by the prior written consent of Assignee.

  10.  Waiver.  No waiver of any right hereunder shall be deemed a waiver or
       -------
forfeiture of such right as to future matters.

  11.  California Law. This Agreement shall be governed by and construed in
       ---------------
accordance with the laws of the State of California.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


LAUREL CAPITAL CORPORATION             SMT HEALTH SERVICES INC.
"Assignee/Lessor"                      "Assignor/Lessee/Sublessor"

By:   /s/ Bill Zopf                    By:    /s/  David A. Zynn
    --------------------------            --------------------------------
Title:                                 Title:       VP / Treas
       -----------------------                ----------------------------

------------------------------         -----------------------------------
(Print Name)                           (Print Name)


                                       SMT MOBILE V CORP.
                                       "Sublessee"

                                       By:   /s/   Dan Dickman
                                           -------------------------------
                                       Title:       VP
                                              ----------------------------

                                       -----------------------------------
                                       (Print Name)

                          LAUREL CAPITAL CORPORATION
                                    LESSOR

SCHEDULE OF LEASED  EQUIPMENT                           3810 MCKNIGHT EAST DRIVE
                                                        PITTSBURGH, PA  15237
SCHEDULE NO. 2205-1
             ------

-------------------------------------------------------------------------------

LESSEE (COMPLETE NAME AND ADDRESS)     SUPPLIER (COMPLETE NAME AND ADDRESS)

SMT Health Services Inc.               1)  GE Medical Systems; P.O. Box 414
10521 Perry Highway                        Milwaukee, WI  53201
Wexford, PA  15090
                                       2)  Ellis & Watts
                                           P.O. Box 44010
                                           Cincinnati, OH 45244

-------------------------------------------------------------------------------

1. This schedule of leased equipment ("Schedule") is hereby made a part of the lease between the undersigned Lessor and the undersigned Lessee dated December 9, 1996. All terms and conditions of said lease are incorporated
   ----------------
   herein by reference.

2. The equipment subject to the to the lease is:

-------------------------------------------------------------------------------
QUANTITY                  DESCRIPTION AND SERIAL NUMBER                    PRICE
--------------------------------------------------------------------------------


               See Attached Schedule of Equipment, Exhibit "A"



               Include all taxes levied at the time of sale, or include
               in block 4.E. below, whichever is appropriate in
               jurisdiction where equipment is located.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    THE TOTAL EQUIPMENT COST INCLUDING TAXES LEVIED AT THE TIME OF SALE IS:
                                 $1,399,125.69
--------------------------------------------------------------------------------


3. Equipment shall be located at See Attached Schedule of Location of
                                 ------------------------------------
   Equipment, Exhibit "B" and shall not be removed therefrom without Lessor's
   ----------------------
   prior written consent.

4. The original term of the lease as to the equipment described in this
Schedule is   5   years commencing on December 15, 1996 and terminating on
            -----                     -----------------
December 15, 2001 unless sooner terminated under the terms of the lease.  As
-----------------
rent for the equipment, Lessee shall pay total rent of $1,773,330.00 as follows:
                                                       -------------

----------------------------------------------------------------------------------------------------------------------
   A                B                 C                 D               E                F                  G
Security       Number and         Date these         Amt. of          Tax on       Total payment        Date these
 Deposit          type            payments           payment         payment          (D+E)             payments
(If any)       of payments        commence                           (if any)                           terminate
----------------------------------------------------------------------------------------------------------------------
            Monthly   60         12/15/96           29,555.50             0.00      29,555.50         10/15/2001
                   ---------   ----------------  ----------------  -----------   ---------------    -----------------
            Quarterly
                     -------   ----------------  ----------------  -----------   ---------------    -----------------
            Annually
                     -------   ----------------  ----------------  -----------   ---------------    -----------------
----------------------------------------------------------------------------------------------------------------------

5. Lessee may, pursuant to Section 22 Purchase Option of the Lease Agreement, purchase all but not less than all of the Items of Equipment listed hereon for $1.00 at the end of the rental term.

6. By executing and delivering to Lessor, the Lessee Acceptance form attached hereto, Lessee warrants, covenants and agrees that (a) Lessee has received all Equipment described in this Schedule at the location described in 3 hereof; (b) Lessee has duly inspected and accepts such Equipment without reservations; (c) Lessee is unconditionally bound to pay to Lessor the Total Rent and other payments due under the Lease, whether or not any Equipment described herein may now be or hereafter become unsatisfactory in any respect; and (d) Notwithstanding anything contained herein, Lessor and Lessee shall continue to have all rights which either of them might otherwise have with respect to Equipment described herein against any manufacturer or seller of said Equipment or any part thereof.

--------------------------------------------------------------------------------
ADDITIONAL REMARKS:

          Lessee paid the first and last monthly rental payments in advance.



--------------------------------------------------------------------------------
                              SIGNATURES - IN INK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date ___ December 11 ________, 1996     Date ___ December 11 ________, 1996
                                        Lessee:  (Full legal name)

Lessor:  LAUREL CAPITAL CORPORATION
                                        SMT HEALTH SERVICES INC.
By   /s/ Bill Zopf                      By  /s/  David A. Zynn
   --------------------------------       ---------------------------------
--------------------------------------------------------------------------------